                                                              EXHIBIT 23.12

                   CONSENT OF GOLDENBERG ROSENTHAL FRIEDLANDER, LLP

    We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-8 and any related Prospectus of Apartment Investment and Management Company (AIMCO) and to the incorporation by reference therein of our reports with respect to the audits of the Partnerships listed below (i) for the years ended December 31, 1994, 1995 and 1996 included (for 1995 and 1996) and incorporated by reference (for 1994) in AIMCO's Current Report on Form 8-K, dated June 3, 1997, as amended, and (ii) for the year ended December 31, 1994, incorporated by reference on Form 8-K dated April 16, 1997, as amended, all filed with the Securities and Exchange Commission.

NAME OF PARTNERSHIP - 1994                                  DATE OF REPORT
--------------------------                                  --------------

Baisley Park Associates (A Limited Partnership)            February 3, 1995
Brunswick Village Limited Partnership                      January 23, 1995
Churchview Gardens Limited Partnership                     January 23, 1995
Harris Gardens Limited Partnership                         January 23, 1995
Hawksworth Limited Partnership                             January 21, 1995
Hollows Associates (A Limited Partnership)                 February 3, 1995
Kimberton Apartments Associates (A Limited Partnership)    January 18, 1995
Washington Northgate Limited Partnership                   February 3, 1995
Washington Westgate Limited Partnership                    January 28, 1995
Windsor Apartments Associates (A Limited Partnership)      January 18, 1995

NAME OF PARTNERSHIP - 1995                                  DATE OF REPORT
--------------------------                                  --------------

Academy Gardens Associates (A Limited Partnership)         March 7, 1996
Brunswick Village Limited Partnership                      January 25, 1996
Buckingham Hall Associates (A Limited Partnership)         March 7, 1996
Churchview Gardens Associates (A Limited Partnership)      February 15, 1996
Churchview Gardens Limited Partnership                     January 31, 1996
Harris Gardens Associates (A Limited Partnership)          February 15, 1996
Harris Gardens Limited Partnership                         February 1, 1996
Hawksworth Gardens Associates (A Limited Partnership)      February 15, 1996
Hawksworth Limited Partnership                             January 31, 1996
Washington Northgate Associates (A Limited Partnership)    February 15, 1996
Washington Northgate Limited Partnership                   January 30, 1996
Washington Westgate Associates (A Limited Partnership)     February 15, 1996
Washington Westgate Limited Partnership                    January 30, 1996

NAME OF PARTNERSHIP - 1996                                 DATE OF REPORT
--------------------------                                 --------------

Academy Gardens Associates (A Limited Partnership)         January 24, 1997
Brunswick Village Limited Partnership                      January 29, 1997
Churchview Garden Associates (A Limited Partnership)       January 5, 1997
Churchview Gardens Limited Partnership                     January 15, 1997
Buckingham Hall Associates (A Limited Partnership)         January 24, 1997


                                    /s/ Goldenberg Rosenthal Friedlander, LLP


Jenkintown, PA
December 5, 1997